UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 14, 2005

(Date of earliest event reported)

LENOX GROUP INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-11908

Delaware	13-3684956
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)

(952) 944-5600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 14, 2005, the Compensation Committee of Lenox Group Inc. (the “Company”) awarded stock options to certain executive officers and directors, effective as of December 29, 2005.  Information regarding the terms of the awards is set forth below.

Awards to Executive Officers

The Company awarded non-qualified stock options to the following executive officers in the amounts indicated:

Name	Position	Number of Stock Options Awarded

Joel Anderson	Executive Vice President Consumer Direct	13,333
James Berwick	Executive Vice President Strategic Development and Corporate Planning	14,467
Susan Engel	Chairwoman and Chief Executive Officer	48,000
David Enright	Senior Vice President Supply Chain	14,467
Louis Fantin	General Counsel	7,400
Branka Hannon	Senior Vice President Human Resources	14,333
Gregg Peters	Vice President of Finance	6,900
Michael Rothmeier	Executive Vice President Marketing	12,938
David Royer	Vice President Sales	10,350
Louis Scala	Chief Marketing and Brand Officer	20,400
Timothy Schugel	Chief Financial and Operating Officer	18,667
Kathleen Thie	Executive Vice President Wholesale	14,467

Such stock option awards were made pursuant to the shareholder approved Lenox Group Inc. 2004 Stock Incentive Plan (the “2004 Stock Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004.  Such stock options vested immediately but are not exercisable until December 29, 2007, subject to certain exceptions.  The form of stock option agreement used in connection with stock option awards to officers under the 2004 Stock Plan, including the awards to the officers listed above, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Awards to Directors

The Company also awarded non-qualified stock options to the following directors in the amounts indicated:

Name	Number of Stock Options Awarded

James Bloom	4,000
Charles Hayssen	4,000
Stewart Kasen	4,000
Reatha Clark King	4,000
Vin Weber	4,000

Such stock option awards were made pursuant to the 2004 Stock Plan.  Such stock options vested immediately but are not exercisable until December 29, 2006, subject to certain exceptions.  The form of stock option agreement used in connection with stock option awards to directors under the 2004 Stock Plan, including the awards to the directors listed above, is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are being filed with this Form 8-K:

10.1  2005 Form of Stock Option Agreement for Officers under the Lenox Group Inc. 2004 Stock Incentive Plan.

10.2  2005 Form of Stock Option Agreement for Directors under the Lenox Group Inc. 2004 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENOX GROUP INC.

	By:	/s/ Timothy J. Schugel
Timothy J. Schugel Chief Financial and Operating Officer

Date: January 5, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	2005 Form of Stock Option Agreement for Officers under the Lenox Group Inc. 2004 Stock Incentive Plan.

10.2	2005 Form of Stock Option Agreement for Directors under the Lenox Group Inc. 2004 Stock Incentive Plan.